Statutory Reserves and Restricted Net Assets (Details)	6 Months Ended
	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)
Disclosure Text Block Supplement [Abstract]
Percentage of after tax profit, transferred annually by PRC subsidiaries to general reserve fund	10.00%
Annual after-tax profit to the general reserve, percentage	50.00%
Restricted net assets	¥ 411,889	¥ 240,092	$ 61,493
Statutory and restricted net assets descriptions	The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. WXBJ was established as a foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2021 and June 30, 2022, the Company had appointed RMB31,755 and RMB35,759 (US$5,339), respectively in its statutory reserves.